UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-00572

American Mutual Fund

(Exact Name of Registrant as Specified in Charter)

333 South Hope Street

Los Angeles, California 90071

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: October 31

Date of reporting period: October 31, 2018

Laurie D. Neat

American Mutual Fund

333 South Hope Street

Los Angeles, California 90071

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

American Mutual Fund® Annual report for the year ended October 31, 2018

We invest in
companies with
strong balance sheets
and a history of
paying dividends.

Beginning January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, we intend to no longer mail paper copies of the funds’ shareholder reports, unless specifically requested from American Funds or your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the American Funds website (americanfunds.com); you will be notified by mail and provided with a website link to access the report each time a report is posted. If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. If you prefer to receive shareholder reports and other communications electronically, you may update your mailing preferences with your financial intermediary, or enroll in e-delivery at americanfunds.com (for accounts held directly with the fund).

You may elect to receive paper copies of all future reports free of charge. If you invest through a financial intermediary, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the fund, you may inform American Funds that you wish to continue receiving paper copies of your shareholder reports by contacting us at (800) 421-4225. Your election to receive reports in paper will apply to all funds held with American Funds or through your financial intermediary.

American Mutual Fund strives for the balanced accomplishment of three objectives: current income, growth of capital and conservation of principal.

This fund is one of more than 40 offered by Capital Group, home of American Funds, one of the nation’s largest mutual fund families. For more than 85 years, Capital Group has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit americanfunds.com.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended September 30, 2018 (the most recent calendar quarter-end):

Class A shares	1 year	5 years	10 years

Reflecting 5.75% maximum sales charge	5.43%	9.88%	9.93%

For other share class results, visit americanfunds.com and americanfundsretirement.com.

The total annual fund operating expense ratio is 0.57% for Class A shares as of the prospectus dated January 1, 2019 (unaudited).

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit americanfunds.com for more information.

The fund’s 30-day yield for Class A shares as of November 30, 2018, calculated in accordance with the U.S. Securities and Exchange Commission (SEC) formula, was 2.03%. The fund’s 12-month distribution rate for Class A shares as of that date was 1.77%. Both reflect the 5.75% maximum sales charge. The SEC yield reflects the rate at which the fund is earning income on its current portfolio of securities while the distribution rate reflects the fund’s past dividends paid to shareholders. Accordingly, the fund’s SEC yield and distribution rate may differ.

Refer to the fund prospectus and the Risk Factors section of this report for more information on risks associated with investing in the fund.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Contents

1	Letter to investors

4	The value of a long-term perspective

6	Summary investment portfolio

9	Financial statements

26	Board of trustees and other officers

Fellow investors:

The U.S. stock market advanced for the fiscal year ended October 31, 2018. While geopolitical concerns continued to add to market volatility, economic data in the U.S. was generally positive and company earnings were better than expected. Stocks also rose amid expectations for lower corporate tax rates, which came to pass, and reduced business regulations under the current administration. The Federal Reserve proceeded cautiously on interest rates, raising them three times each in 2017 and thus far in 2018; under new leadership, the Fed has signaled a similar path for the near future.

With the stock market rising during the period, American Mutual Fund (AMF) posted a total return of 6.11%. This result trailed the 7.35% return of the unmanaged Standard & Poor’s 500 Composite Index*, a market-capitalization-weighted index based on the results of approximately 500 widely held common stocks. It is not uncommon for AMF to lag the S&P 500 in a market environment of strong rising returns. The fund is managed conservatively and historically has done better in declining markets because strongly capitalized dividend-paying companies are typically less volatile than the overall market and have offered better downside protection.

Over longer periods of time, AMF’s returns have been comparable to those of the S&P 500, but with less volatility. For the past 10 years, the fund had an average annual total return of 11.79%, lagging the index’s 13.24% return. For its 68-year lifetime, the fund has had an average annual total return of 11.56%, exceeding the 11.26% return for the S&P 500. The index is unmanaged and, therefore, has no expenses; investors cannot invest directly in an index.

Portfolio review

Verizon Communications, which is the fund’s largest holding, rebounded from concerns about price competition. The telecommunication services company has been offering an unlimited data plan for mobile users in an effort to defend against market share losses to Sprint and T-Mobile US. However, the pricing environment is expected to stabilize with the announced

*Source: S&P Dow Jones Indices LLC

Dividends paid in calendar year 2018

For tax purposes, here are the quarterly income dividends Class A shareholders received in calendar year 2018.

Income dividends per share:	$0.190 paid 3/16/18
$0.195 paid 6/15/18
$0.195 paid 9/14/18
$0.200* to be paid on 12/19/18

The fund will also pay a special dividend from accumulated undistributed net income and a capital gain distribution on 12/19/18.

*Estimated as of 10/31/2018 (unaudited).

Form 1099-DIV, which provides the information you will need to prepare your federal income tax return for 2018, will be mailed to you with your American Funds Tax Guide in late January 2019.

American Mutual Fund	1

The New Geography of Investing®

Where a company does business can be more important than where it’s located. Here’s a look at American Mutual Fund’s portfolio in terms of where its equity holdings earn their revenue. The charts below show the countries and regions in which the fund’s equity investments are located, and where the revenue comes from.

Equity portion breakdown by domicile (%)

	Country/Region	Fund	Index
■	United States	90%	100%
■	Canada	6	—
■	Europe	3	—
■	Japan	—	—
■	Asia-Pacific ex. Japan	—	—
■	Emerging markets	1	—
	Total	100%	100%

Equity portion breakdown by revenue (%)

	Country/Region	Fund	Index
■	United States	62%	62%
■	Canada	5	2
■	Europe	11	12
■	Japan	2	3
■	Asia-Pacific ex. Japan	2	1
■	Emerging markets	18	20
	Total	100%	100%

Compared with the S&P 500 as a percentage of net assets. All figures include convertible securities.

Source: Capital Group (as of October 31, 2018).

merger between these two smaller rivals, and Verizon is now moving forward with plans to upgrade its network to 5G. We believe the company has demonstrated strong leadership and remains a stable, long-term investment with a sustainable dividend that is growing.

Holdings in the industrials sector also contributed to the fund’s returns. These gains were largely driven by aerospace company Boeing, which has benefited from an increase in U.S. defense spending under the current administration. This trend should continue over a multiyear period, as should more foreign military spending from countries in Asia and the Middle East. In addition, Boeing’s commercial aircraft division continues to benefit from the substantial growth in global air travel, especially in China. However, shares have pulled back recently amid concerns that the company could be negatively affected by the ongoing trade war.

In the consumer staples sector, shares of Costco rose as it continued to see strong same-store sales growth and as the operator of a membership warehouse club remains focused on creating an exceptional customer experience. The discount retailer is also increasing efficiency in its distribution system — for example, by building its own meat-processing plants to directly supply its stores. We also are encouraged by Costco’s plans to expand outside of the U.S., where its business model is novel and returns are higher. While the company’s overseas business is not especially large right now, we expect that it will grow significantly over the next decade.

Shares of health care companies were mixed, with Abbott Laboratories rising while AbbVie declined. The market reacted positively to several new

2	American Mutual Fund

product releases by Abbott, including the FreeStyle Libre glucose monitoring system, which works through skin contact rather than a finger prick. Meanwhile, AbbVie, a biopharmaceutical company spun out of Abbott Labs, struggled amid concerns about the company’s reliance on its leading drug Humira and disappointing trial results from the lead product of a recently acquired company. However, we think Humira concerns are overstated, especially given AbbVie’s strong drug pipeline and its settlement with Amgen that extends patent protection for Humira, the top-selling treatment for rheumatoid arthritis, until 2023.

Among the fund’s energy and utilities holdings, shares of TransCanada, Enbridge and PG&E were the largest decliners. TransCanada and Enbridge were just two of the energy companies in Canada that retreated amid worries over export pipeline capacity and regulatory uncertainty. Meanwhile, shares of utility company PG&E fell after wind-driven wildfires in California resulted in substantial loss of life and property and left around 100,000 of its customers without electricity and about 30,000 customers without gas. Lawsuits were filed against PG&E, which cut dividend payments, as regulators investigated whether power lines maintained by the company had played a part in starting the fires. As a result, we eliminated the holding from the fund, as it does not appear the company will reinstate its dividend.

Looking ahead

The U.S. economy continues to do well: the unemployment rate is low, real wages are gradually increasing and consumer spending is slowly on the rise. While interest rates may continue to increase, we are below the level that historically has caused major pressure on economic growth. However, volatility is likely to remain elevated amid the contraction of the global money supply and the multiple geopolitical risks around the world, from the U.S. trade war with China to the Brexit negotiations in Europe to the unpredictable situation with North Korea.

While the market doesn’t like uncertainty, we believe that our consistent approach of investing in quality companies with strong balance sheets will serve our investors well in an uncertain environment. The fund is well diversified for many macroeconomic outcomes, and the portfolio managers consider its capital preservation objective to be very important in security selection and portfolio construction. We have become slightly more defensive in our investments and believe AMF is well positioned to hold up better than the stock market in a downturn — which will inevitably occur — while also participating in market rallies. For example, during the recent market decline in October, the fund lost just 4.41% versus a 6.84% monthly decline for the S&P 500.

When investing for income, the fund’s managers are mindful to limit investments in those companies with high dividend yields and little earnings growth, which tend not to do as well when rates are rising. Companies with dividend growth tend to do better in such an environment. Dividend growth also sends a positive message about a company’s earnings and management’s willingness to share profits with investors instead of spending capital on acquisitions or share repurchases, which have a less impressive track record of benefiting shareholders.

Investors should keep in mind the fund’s three objectives: current income, growth of capital and conservation of principal, the last of which is especially important during a period of rising interest rates and higher valuations. We are pleased to report that the number of shareholder accounts in AMF has grown by 5.8% from a year ago. We would like to welcome our new shareholders and thank our long-term investors for their continued support.

Cordially,

Joyce E. Gordon
Co-President

William L. Robbins

Co-President

December 6, 2018

For current information about the fund, visit americanfunds.com.

American Mutual Fund	3

The value of a long-term perspective

Fund results shown are for Class A shares and reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.1 Thus, the net amount invested was $9,425.2 Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

The results shown are before taxes on fund distributions and sale of fund shares.

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	The maximum initial sales charge was 8.5% prior to July 1, 1988.
[3]	Includes reinvested capital gain distributions totaling $510,446 in the years 1968–2018 and reinvested dividends.
[4]	Source: S&P Dow Jones Indices LLC. The S&P 500 is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.
[5]	Includes reinvested capital gain distributions taken in shares totaling $117,448 but does not reflect income dividends taken in cash.
[6]	Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics. It would take $71,639 to buy today what $10,000 bought 50 years ago.

Average annual total returns based on a $1,000 investment
(for periods ended October 31, 2018)*

	1 year	5 years	10 years
Class A shares	0.01%	8.00%	11.13%

**Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.*

$2,000,000
$1,000,000
$500,000
$100,000
$10,000
$6,000

Year ended October 31	1969	1970	1971	1972	1973	1974	1975	1976	1977	1978	1979	1980	1981	1982	1983	1984	1985	1986	1987
Year-by-year summary of results (dollars in thousands)																			
Dividends reinvested	$0.3	0.4	0.4	0.4	0.4	0.6	0.6	0.7	0.7	0.9	1.0	1.2	1.4	2.3	2.3	2.3	2.6	2.9	3.4
Value at year-end	$8.9	8.0	9.7	10.8	10.7	9.0	11.4	14.4	15.2	17.1	20.0	26.1	28.7	36.7	46.9	49.6	60.4	78.5	82.6
Dividends excluded	$0.3	0.3	0.3	0.4	0.4	0.5	0.5	0.5	0.5	0.6	0.6	0.7	0.8	1.2	1.1	1.1	1.1	1.2	1.4
Value at year-end	$8.6	7.4	8.6	9.2	8.8	6.9	8.2	9.9	9.9	10.6	11.8	14.7	15.4	18.2	22.0	22.2	25.8	32.2	32.6
Annual percentage returns assuming reinvestment of dividends																			
Income return	3.2%	4.0	4.7	4.2	4.0	5.8	6.9	6.0	5.1	5.7	5.7	6.0	5.4	8.0	6.2	4.9	5.2	4.9	4.3
Capital return	(14.4)%	(13.6)	16.2	6.7	(4.3)	(21.6)	18.9	20.6	0.3	7.1	11.3	24.4	4.7	19.6	21.6	1.0	16.4	25.2	0.9
AMF total return	**(11.2)%**	**(9.6)**	**20.9**	**10.9**	**(0.3)**	**(15.8)**	**25.8**	**26.6**	**5.4**	**12.8**	**17.0**	**30.4**	**10.1**	**27.6**	**27.8**	**5.9**	**21.6**	**30.1**	**5.2**

4	American Mutual Fund

How a $10,000 investment has grown

A meaningful way to compare the fund’s results with the return on other investments is through its total return. Total return is a combination of income return and capital return. This chart illustrates an assumed $10,000 investment in American Mutual Fund from October 31, 1968, through October 31, 2018. The table beneath the chart shows the fund’s total return in each of the past 50 fiscal years, broken down into its income and capital components.

American Mutual Fund	5

Summary investment portfolio October 31, 2018

Industry sector diversification	Percent of net assets

Common stocks 87.26%	Shares	Value (000)
Energy 8.58%
Chevron Corp.	3,744,700	$418,096
ConocoPhillips	6,519,500	455,713
Enbridge Inc.	12,627,530	392,842
Enbridge Inc. (CAD denominated)	223,900	6,977
Enbridge Inc. (CAD denominated)[1]	1,645,344	51,268
EOG Resources, Inc.	3,398,900	358,040
Exxon Mobil Corp.	7,978,000	635,687
Royal Dutch Shell PLC, Class A (ADR)	4,458,523	281,734
Royal Dutch Shell PLC, Class B (ADR)	3,664,100	240,768
Suncor Energy Inc.	11,405,910	382,609
Other securities		1,097,015
		4,320,749

Materials 2.52%
Linde PLC	3,688,524	610,340
Other securities		656,787
		1,267,127

Industrials 9.68%
Boeing Co.	1,563,000	554,646
CSX Corp.	7,240,193	498,560
General Dynamics Corp.	2,309,675	398,604
Lockheed Martin Corp.	2,081,560	611,666
Norfolk Southern Corp.	2,058,100	345,411
Union Pacific Corp.	2,248,471	328,771
United Technologies Corp.	3,222,574	400,276
Other securities		1,737,800
		4,875,734

Consumer discretionary 5.56%
Home Depot, Inc.	3,671,250	645,699
McDonald’s Corp.	3,404,000	602,168
Other securities		1,552,549
		2,800,416

6	American Mutual Fund

	Shares	Value (000)
Consumer staples 9.75%
Coca-Cola Co.	19,036,100	$911,448
Costco Wholesale Corp.	3,350,700	766,071
Hormel Foods Corp.	7,526,400	328,452
Kellogg Co.	6,337,423	414,974
Procter & Gamble Co.	7,781,978	690,106
Other securities		1,802,118
		4,913,169

Health care 15.85%
Abbott Laboratories	11,917,000	821,558
AbbVie Inc.	16,288,800	1,268,083
Amgen Inc.	5,714,378	1,101,675
Eli Lilly and Co.	3,869,700	419,630
Gilead Sciences, Inc.	9,744,800	664,400
Merck & Co., Inc.	7,673,385	564,838
Pfizer Inc.	10,978,400	472,730
Thermo Fisher Scientific Inc.	1,434,000	335,054
UnitedHealth Group Inc.	2,648,500	692,186
Other securities		1,641,996
		7,982,150

Financials 11.74%
Bank of New York Mellon Corp.	8,372,500	396,270
CME Group Inc., Class A	2,911,700	533,540
JPMorgan Chase & Co.	6,270,697	683,631
Marsh & McLennan Companies, Inc.	4,546,094	385,281
Toronto-Dominion Bank	4,958,400	274,993
Toronto-Dominion Bank (CAD denominated)	2,500,000	138,687
Wells Fargo & Co.	13,684,200	728,410
Other securities		2,771,750
		5,912,562

Information technology 10.95%
Accenture PLC, Class A	3,292,700	518,995
Apple Inc.	2,447,600	535,682
Intel Corp.	17,452,200	818,159
Microsoft Corp.	13,539,707	1,446,176
QUALCOMM Inc.	6,360,107	399,987
Texas Instruments Inc.	6,493,695	602,810
Other securities		1,192,795
		5,514,604

Communication services 5.46%
Comcast Corp., Class A	10,824,600	412,850
Verizon Communications Inc.	33,626,014	1,919,709
Other securities		419,949
		2,752,508

Utilities 4.61%
American Electric Power Co., Inc.	10,059,000	737,928
Sempra Energy	4,485,753	493,971
Other securities		1,088,805
		2,320,704

Real estate 1.92%
Simon Property Group, Inc. REIT	2,021,000	370,894
Other securities		595,176
		966,070

Miscellaneous 0.64%
Other common stocks in initial period of acquisition		323,474

Total common stocks (cost: $30,576,995,000)		43,949,267

American Mutual Fund	7

Preferred securities 0.02%	Shares	Value (000)
Financials 0.02%
Other securities		$10,453

Total preferred securities (cost: $10,004,000)		10,453

Convertible stocks 0.30%
Utilities 0.30%
Other securities		150,728

Total convertible stocks (cost: $141,212,000)		150,728

Bonds, notes & other debt instruments 1.30%	Principal amount (000)
U.S. Treasury bonds & notes 1.07%
U.S. Treasury 1.375% 2021	$563,210	541,847

Corporate bonds & notes 0.23%
Financials 0.23%
JPMorgan Chase & Co., Series I, junior subordinated 5.99% (undated) (3-month USD-LIBOR + 3.47% on 1/30/2019)[2]	27,015	27,150
Wells Fargo & Co., Series K, junior subordinated 6.104% (undated) (3-month USD-LIBOR + 3.77% on 3/15/2019)[2]	87,493	88,259
		115,409

Total bonds, notes & other debt instruments (cost: $672,713,000)		657,256

Short-term securities 11.10%
Apple Inc. 2.20%–2.21% due 11/15/2018–12/7/2018[1]	83,000	82,867
Coca-Cola Co. 2.13%–2.30% due 11/20/2018–12/20/2018[1]	80,000	79,798
Federal Home Loan Bank 1.99%–2.34% due 11/2/2018–3/15/2019	2,730,800	2,724,489
Merck & Co. Inc. 2.33%–2.39% due 1/15/2019–2/5/2019[1]	138,700	137,921
Pfizer Inc. 2.30% due 1/23/2019[1]	100,000	99,450
Procter & Gamble Co. 2.33% due 1/22/2019[1]	38,200	37,993
U.S. Treasury Bills 1.98%–2.40% due 11/1/2018–4/18/2019	1,716,200	1,710,045
Other securities		719,364

Total short-term securities (cost: $5,592,206,000)		5,591,927
Total investment securities 99.98% (cost: $36,993,130,000)		50,359,631
Other assets less liabilities 0.02%		7,809

Net assets 100.00%		$50,367,440

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $959,011,000, which represented 1.90% of the net assets of the fund.
[2]	Step bond; coupon rate may change at a later date.

Key to abbreviations and symbol

ADR = American Depositary Receipts
CAD = Canadian dollars
LIBOR = London Interbank Offered Rate
USD/$ = U.S. dollars

See notes to financial statements

8	American Mutual Fund

Financial statements

Statement of assets and liabilities
at October 31, 2018	(dollars in thousands)

Assets:
Investment securities in unaffiliated issuers, at value (cost: $36,993,130)		$50,359,631
Cash		18,606
Cash denominated in currencies other than U.S. dollars (cost: $6,825)		6,825
Receivables for:
Sales of investments	$5,437
Sales of fund’s shares	49,504
Dividends and interest	86,461	141,402
		50,526,464
Liabilities:
Payables for:
Purchases of investments	99,122
Repurchases of fund’s shares	35,164
Investment advisory services	10,295
Services provided by related parties	10,116
Trustees’ deferred compensation	3,671
Other	656	159,024
Net assets at October 31, 2018		$50,367,440

Net assets consist of:
Capital paid in on shares of beneficial interest		$34,606,006
Total distributable earnings		15,761,434
Net assets at October 31, 2018		$50,367,440

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —
unlimited shares authorized (1,230,810 total shares outstanding)

	Net assets	Shares outstanding		Net asset value per share
Class A	$25,509,136	622,949		$40.95
Class C	1,136,706	28,178		40.34
Class T	11	—	*	40.96
Class F-1	1,199,340	29,421		40.77
Class F-2	5,777,965	141,142		40.94
Class F-3	1,577,152	38,524		40.94
Class 529-A	928,369	22,727		40.85
Class 529-C	139,419	3,432		40.63
Class 529-E	40,781	1,003		40.68
Class 529-T	12	—	*	40.95
Class 529-F-1	78,143	1,910		40.92
Class R-1	57,715	1,425		40.50
Class R-2	236,445	5,846		40.45
Class R-2E	15,381	377		40.79
Class R-3	535,336	13,181		40.62
Class R-4	615,862	15,092		40.81
Class R-5E	5,172	127		40.92
Class R-5	324,251	7,917		40.96
Class R-6	12,190,244	297,559		40.97

*	Amount less than one thousand.

See notes to financial statements

American Mutual Fund	9

Statement of operations for the year ended October 31, 2018	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $25,361)	$1,199,941
Interest	98,213	$1,298,154
Fees and expenses*:
Investment advisory services	117,935
Distribution services	89,885
Transfer agent services	31,212
Administrative services	14,493
Reports to shareholders	1,121
Registration statement and prospectus	1,302
Trustees’ compensation	751
Auditing and legal	59
Custodian	638
Other	1,012	258,408
Net investment income		1,039,746

Net realized gain and unrealized depreciation:
Net realized gain (loss) on:
Investments in unaffiliated issuers	2,146,150
Currency transactions	(1,764)	2,144,386
Net unrealized (depreciation) appreciation on:
Investments in unaffiliated issuers	(287,543)
Currency translations	67	(287,476)
Net realized gain and unrealized depreciation		1,856,910
Net increase in net assets resulting from operations		$2,896,656

*	Additional information related to class-specific fees and expenses is included in the notes to financial statements.

Statements of changes in net assets
(dollars in thousands)

	Year ended October 31
	2018	2017
Operations:
Net investment income	$1,039,746	$937,704
Net realized gain	2,144,386	2,144,010
Net unrealized (depreciation) appreciation	(287,476)	4,401,824
Net increase in net assets resulting from operations	2,896,656	7,483,538
Distributions paid to shareholders	(2,930,324)	(1,984,387	)*

Net capital share transactions	3,409,047	2,709,961

Total increase in net assets	3,375,379	8,209,112

Net assets:
Beginning of year	46,992,061	38,782,949
End of year	$50,367,440	$46,992,061

*	Prior year comparative amounts have been adjusted to reflect current presentation under new accounting standards. Prior year distributions were $894,807 from net investment income and $1,089,580 from net realized gain on investments.

See notes to financial statements

10	American Mutual Fund

Notes to financial statements

1. Organization

American Mutual Fund (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund strives for the balanced accomplishment of three objectives: current income, growth of capital and conservation of principal.

The fund has 19 share classes consisting of six retail share classes (Classes A, C, T, F-1, F-2 and F-3), five 529 college savings plan share classes (Classes 529-A, 529-C, 529-E, 529-T and 529-F-1) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within 18 months of purchase without an initial sales charge)	None
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	Class 529-C converts to Class 529-A after 10 years*
Class 529-E	None	None	None
Classes T and 529-T†	Up to 2.50%	None	None
Classes F-1, F-2, F-3 and 529-F-1	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None
*	Effective December 1, 2017.
†	Class T and 529-T shares are not available for purchase.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Cash — Cash may include amounts held in an interest bearing deposit facility.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

American Mutual Fund	11

Distributions paid to shareholders — Income dividends and capital gain distributions are recorded on the ex-dividend date.

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In

12	American Mutual Fund

addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of October 31, 2018 (dollars in thousands):

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Energy	$4,320,749	$—	$—	$4,320,749
Materials	1,267,127	—	—	1,267,127
Industrials	4,875,734	—	—	4,875,734
Consumer discretionary	2,800,416	—	—	2,800,416
Consumer staples	4,913,169	—	—	4,913,169
Health care	7,982,150	—	—	7,982,150
Financials	5,912,562	—	—	5,912,562
Information technology	5,514,604	—	—	5,514,604
Communication services	2,752,508	—	—	2,752,508
Utilities	2,320,704	—	—	2,320,704
Real estate	966,070	—	—	966,070
Miscellaneous	323,474	—	—	323,474
Preferred securities	10,453	—	—	10,453
Convertible stocks	150,728	—	—	150,728
Bonds, notes & other debt instruments	—	657,256	—	657,256
Short-term securities	—	5,591,927	—	5,591,927
Total	$44,110,448	$6,249,183	$—	$50,359,631

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency

American Mutual Fund	13

or central bank responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations. These risks may be heightened in the case of smaller capitalization stocks.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation against the issuer, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments.

Investing in income-oriented stocks — The value of the fund’s securities and income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. A general rise in interest rates may cause investors to sell debt securities on a large scale, which could also adversely affect the price and liquidity of debt securities and could also result in increased redemptions from the fund. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund failing to recoup the full amount of its initial investment and having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer or guarantor will weaken or be perceived to be weaker, and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. A downgrade or default affecting any of the fund’s securities could cause the value of the fund’s shares to decrease. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to assess credit and default risks.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended October 31, 2018, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any significant interest or penalties.

The fund’s tax returns are not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is generally three years after the date of filing but can be extended in certain jurisdictions.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. As a result of rulings from European courts, the fund filed for additional reclaims related to prior years. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. Gains realized by the fund on the sale of securities in certain countries, if any, may be subject to non-U.S.

14	American Mutual Fund

taxes. If applicable, the fund records an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

During the year ended October 31, 2018, the fund reclassified $130,496,000 from total distributable earnings to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

As of October 31, 2018, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investments were as follows (dollars in thousands):

Undistributed ordinary income	$168,874
Undistributed long-term capital gains	2,022,599
Gross unrealized appreciation on investments	14,435,966
Gross unrealized depreciation on investments	(862,974)
Net unrealized appreciation on investments	13,572,992
Cost of investments	36,786,639

Distributions paid were characterized for tax purposes as follows (dollars in thousands):

	Year ended October 31, 2018				Year ended October 31, 2017
Share class	Ordinary income		Long-term capital gains	Total distributions paid	Ordinary income		Long-term capital gains	Total distributions paid
Class A	$515,546		$1,033,063	$1,548,609	$499,121		$638,080	$1,137,201
Class B1					35		324	359
Class C	14,364		48,796	63,160	15,205		32,474	47,679
Class T2	—	[3]	1	1	—	[3]	—	—	[3]
Class F-1	25,370		55,767	81,137	27,834		39,040	66,874
Class F-2	107,499		178,333	285,832	85,908		91,620	177,528
Class F-3[4]	30,686		46,683	77,369	7,139		—	7,139
Class 529-A	18,052		37,314	55,366	16,177		21,029	37,206
Class 529-B1					3		31	34
Class 529-C	1,601		6,131	7,732	2,297		4,964	7,261
Class 529-E	704		1,679	2,383	681		1,013	1,694
Class 529-T2	—	[3]	1	1	—	[3]	—	—	[3]
Class 529-F-1	1,555		2,868	4,423	1,432		1,665	3,097
Class R-1	750		2,735	3,485	841		1,873	2,714
Class R-2	3,001		10,260	13,261	3,187		6,857	10,044
Class R-2E	198		529	727	145		196	341
Class R-3	9,799		26,223	36,022	10,833		17,055	27,888
Class R-4	12,132		25,537	37,669	13,402		18,229	31,631
Class R-5E	54		25	79	1		1	2
Class R-5	7,603		14,196	21,799	7,222		8,088	15,310
Class R-6	264,558		426,711	691,269	203,344		207,041	410,385
Total	$1,013,472		$1,916,852	$2,930,324	$894,807		$1,089,580	$1,984,387

[1]	Class B and 529-B shares were fully liquidated on May 5, 2017.
[2]	Class T and 529-T shares began investment operations on April 7, 2017.
[3]	Amount less than one thousand.
[4]	Class F-3 shares began investment operations on January 27, 2017.

American Mutual Fund	15

6. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.384% on the first $1 billion of average daily net assets and decreasing to 0.223% on such assets in excess of $34 billion. For the year ended October 31, 2018, the investment advisory services fee was $117,935,000, which was equivalent to an annualized rate of 0.237% of average daily net assets.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, F-3, R-5E, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.25%
Class 529-A	0.25	0.50
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes T, F-1, 529-T, 529-F-1 and R-4	0.25	0.50

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limits are not exceeded. As of October 31, 2018, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to Class A, C, T, F, 529 and R shares. Administrative services are provided by CRMC to help assist third parties providing non-distribution services to fund shareholders. These services include providing in depth information on the fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders. The agreement between the fund and the investment adviser provides the fund the ability to charge an administrative services fee of 0.05% of average daily net assets for all share classes. Currently Class A shares pay an annual fee of 0.01% of average daily net assets (which could be increased as noted above) and Class C, T, F, 529 and R shares pay an annual fee of 0.05% of their respective average daily net assets.

16	American Mutual Fund

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529“) for its oversight and administration of the CollegeAmerica 529 college savings plan. The fee is based on the combined net assets invested in Class 529 and ABLE shares of the American Funds. Class ABLE shares are offered on other American Funds by Virginia529 through ABLEAmerica, a tax-advantaged savings program for individuals with disabilities. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $20 billion of the combined net assets invested in the American Funds and decreasing to 0.03% on such assets in excess of $100 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 and ABLE shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia529 is not considered a related party to the fund.

For the year ended October 31, 2018, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services		Administrative services		529 plan services
Class A	$63,708	$19,615		$2,602		Not applicable
Class C	11,808	893		591		Not applicable
Class T	—	—	*	—	*	Not applicable
Class F-1	3,285	1,603		662		Not applicable
Class F-2	Not applicable	5,403		2,503		Not applicable
Class F-3	Not applicable	147		682		Not applicable
Class 529-A	2,188	625		471		$621
Class 529-C	1,525	108		77		102
Class 529-E	209	16		21		28
Class 529-T	—	—	*	—	*	—	*
Class 529-F-1	—	49		37		49
Class R-1	650	80		33		Not applicable
Class R-2	1,862	868		125		Not applicable
Class R-2E	82	29		7		Not applicable
Class R-3	2,975	931		298		Not applicable
Class R-4	1,593	659		319		Not applicable
Class R-5E	Not applicable	4		2		Not applicable
Class R-5	Not applicable	177		171		Not applicable
Class R-6	Not applicable	5		5,892		Not applicable
Total class-specific expenses	$89,885	$31,212		$14,493		$800

*	Amount less than one thousand.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $751,000 in the fund’s statement of operations reflects $406,000 in current fees (either paid in cash or deferred) and a net increase of $345,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

Security transactions with related funds — The fund may purchase from, or sell securities to, other funds managed by CRMC (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. When such transactions occur, each transaction is executed at the current market price of the security and no brokerage commissions or fees are paid in accordance with Rule 17a-7 of the 1940 Act.

Interfund lending — Pursuant to an exemptive order issued by the SEC, the fund, along with other CRMC-managed funds (or funds managed by certain affiliates of CRMC), may participate in an interfund lending program. The program provides an alternate credit facility that permits the funds to lend or borrow cash for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. The fund did not lend or borrow cash through the interfund lending program at any time during the year ended October 31, 2018.

American Mutual Fund	17

7. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales[1]			Reinvestments of distributions				Repurchases[1]		Net (decrease) increase
Share class	Amount	Shares		Amount		Shares		Amount	Shares	Amount	Shares

Year ended October 31, 2018

Class A	$1,689,362	40,805		$1,512,529		36,894		$(3,255,941)	(78,826)	$(54,050)	(1,127)
Class C	144,976	3,550		62,630		1,551		(270,925)	(6,655)	(63,319)	(1,554)
Class T	—	—		—		—		—	—	—	—
Class F-1	259,869	6,310		80,192		1,966		(525,164)	(12,789)	(185,103)	(4,513)
Class F-2	2,326,879	56,238		278,523		6,790		(1,107,035)	(26,795)	1,498,367	36,233
Class F-3	726,556	17,562		75,597		1,842		(261,180)	(6,307)	540,973	13,097
Class 529-A	148,891	3,577		55,340		1,353		(144,994)	(3,510)	59,237	1,420
Class 529-C	17,312	422		7,718		190		(84,254)	(2,024)	(59,224)	(1,412)
Class 529-E	4,099	100		2,382		59		(7,432)	(180)	(951)	(21)
Class 529-T	—	—		1		—	[2]	—	—	1	— [2]
Class 529-F-1	20,878	505		4,423		108		(17,322)	(421)	7,979	192
Class R-1	7,996	196		3,481		86		(23,175)	(568)	(11,698)	(286)
Class R-2	54,316	1,329		13,248		327		(82,286)	(2,017)	(14,722)	(361)
Class R-2E	6,636	160		727		18		(4,401)	(106)	2,962	72
Class R-3	105,780	2,583		35,998		886		(251,511)	(6,195)	(109,733)	(2,726)
Class R-4	125,524	3,050		37,625		921		(221,972)	(5,386)	(58,823)	(1,415)
Class R-5E	5,828	141		78		2		(726)	(17)	5,180	126
Class R-5	47,077	1,137		21,712		529		(98,177)	(2,381)	(29,388)	(715)
Class R-6	2,013,975	48,970		691,142		16,843		(823,758)	(19,744)	1,881,359	46,069
Total net increase (decrease)	$7,705,954	186,635		$2,883,346		70,365		$(7,180,253)	(173,921)	$3,409,047	83,079

Year ended October 31, 2017

Class A	$2,061,131	53,822		$1,108,662		29,387		$(3,640,162)	(94,391)	$(470,369)	(11,182)
Class B3	105	2		357		10		(18,705)	(497)	(18,243)	(485)
Class C	172,550	4,573		47,169		1,274		(326,804)	(8,583)	(107,085)	(2,736)
Class T4	10	—	[2]	—		—		—	—	10	— [2]
Class F-1	327,589	8,563		65,839		1,755		(573,648)	(14,908)	(180,220)	(4,590)
Class F-2	2,170,158	56,387		172,562		4,562		(1,612,038)	(41,546)	730,682	19,403
Class F-3[5]	1,081,131	27,566		6,672		168		(91,737)	(2,307)	996,066	25,427
Class 529-A	94,749	2,478		37,197		988		(113,977)	(2,949)	17,969	517
Class 529-B3	30	1		34		1		(2,104)	(56)	(2,040)	(54)
Class 529-C	22,812	599		7,259		195		(32,995)	(859)	(2,924)	(65)
Class 529-E	5,072	133		1,693		45		(6,287)	(165)	478	13
Class 529-T4	10	—	[2]	—	[2]	—	[2]	—	—	10	— [2]
Class 529-F-1	13,778	359		3,096		82		(14,693)	(382)	2,181	59
Class R-1	11,477	302		2,704		73		(21,677)	(568)	(7,496)	(193)
Class R-2	67,923	1,788		10,028		270		(102,076)	(2,678)	(24,125)	(620)
Class R-2E	6,430	167		341		9		(2,032)	(53)	4,739	123
Class R-3	171,153	4,487		27,878		746		(234,874)	(6,117)	(35,843)	(884)
Class R-4	167,054	4,360		31,628		842		(263,720)	(6,863)	(65,038)	(1,661)
Class R-5E	8	—	[2]	1		—	[2]	(12)	— [2]	(3)	— [2]
Class R-5	108,948	2,832		15,245		403		(95,350)	(2,479)	28,843	756
Class R-6	2,220,639	57,544		410,305		10,836		(788,575)	(20,352)	1,842,369	48,028
Total net increase (decrease)	$8,702,757	225,963		$1,948,670		51,646		$(7,941,466)	(205,753)	$2,709,961	71,856

[1]	Includes exchanges between share classes of the fund.
[2]	Amount less than one thousand.
[3]	Class B and 529-B shares were fully liquidated on May 5, 2017.
[4]	Class T and 529-T shares began investment operations on April 7, 2017.
[5]	Class F-3 shares began investment operations on January 27, 2017.

18	American Mutual Fund

8. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $7,260,061,000 and $8,361,782,000, respectively, during the year ended October 31, 2018.

American Mutual Fund	19

Financial highlights

		Income from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]		Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimbursements		Ratio of expenses to average net assets after reimbursements[3]		Ratio of net income to average net assets[3]
Class A:
10/31/2018	$40.97	$.84	$1.64	$2.48	$(.83)	$(1.67)	$(2.50)	$40.95	6.11%		$25,509		.58%		.58%		2.03%
10/31/2017	36.08	.82	5.87	6.69	(.79)	(1.01)	(1.80)	40.97	19.02		25,571		.58		.58		2.12
10/31/2016	36.18	.76	1.35	2.11	(.76)	(1.45)	(2.21)	36.08	6.33		22,919		.59		.59		2.16
10/31/2015	37.85	.79	(.41)	.38	(.77)	(1.28)	(2.05)	36.18	.96		22,282		.58		.58		2.13
10/31/2014	34.27	.72	4.28	5.00	(.71)	(.71)	(1.42)	37.85	14.99		22,280		.59		.59		2.02
Class C:
10/31/2018	40.40	.51	1.60	2.11	(.50)	(1.67)	(2.17)	40.34	5.26		1,137		1.37		1.37		1.24
10/31/2017	35.60	.51	5.78	6.29	(.48)	(1.01)	(1.49)	40.40	18.09		1,201		1.38		1.38		1.33
10/31/2016	35.72	.48	1.33	1.81	(.48)	(1.45)	(1.93)	35.60	5.52		1,156		1.39		1.39		1.36
10/31/2015	37.39	.49	(.40)	.09	(.48)	(1.28)	(1.76)	35.72	.15		1,135		1.38		1.38		1.33
10/31/2014	33.88	.43	4.22	4.65	(.43)	(.71)	(1.14)	37.39	14.03		1,170		1.40		1.40		1.22
Class T:
10/31/2018	40.98	.93	1.63	2.56	(.91)	(1.67)	(2.58)	40.96	6.34	[4]	—	[5]	.36	[4]	.36	[4]	2.25	[4]
10/31/2017[6,7]	38.30	.48	2.62	3.10	(.42)	—	(.42)	40.98	8.13	[4,8]	—	[5]	.38	[4,9]	.38	[4,9]	2.15	[4,9]
Class F-1:
10/31/2018	40.80	.80	1.63	2.43	(.79)	(1.67)	(2.46)	40.77	6.02		1,199		.66		.66		1.95
10/31/2017	35.93	.78	5.85	6.63	(.75)	(1.01)	(1.76)	40.80	18.93		1,385		.67		.67		2.04
10/31/2016	36.04	.73	1.34	2.07	(.73)	(1.45)	(2.18)	35.93	6.25		1,384		.67		.67		2.08
10/31/2015	37.71	.75	(.40)	.35	(.74)	(1.28)	(2.02)	36.04	.88		1,374		.66		.66		2.05
10/31/2014	34.15	.69	4.26	4.95	(.68)	(.71)	(1.39)	37.71	14.88		1,309		.67		.67		1.95
Class F-2:
10/31/2018	40.97	.91	1.63	2.54	(.90)	(1.67)	(2.57)	40.94	6.28		5,778		.40		.40		2.20
10/31/2017	36.07	.88	5.88	6.76	(.85)	(1.01)	(1.86)	40.97	19.26		4,297		.41		.41		2.27
10/31/2016	36.17	.82	1.35	2.17	(.82)	(1.45)	(2.27)	36.07	6.53		3,084		.42		.42		2.32
10/31/2015	37.84	.85	(.40)	.45	(.84)	(1.28)	(2.12)	36.17	1.13		2,272		.41		.41		2.31
10/31/2014	34.27	.78	4.27	5.05	(.77)	(.71)	(1.48)	37.84	15.15		2,121		.42		.42		2.18
Class F-3:
10/31/2018	40.97	.95	1.63	2.58	(.94)	(1.67)	(2.61)	40.94	6.38		1,577		.31		.31		2.29
10/31/2017[6,10]	37.54	.69	3.40	4.09	(.66)	—	(.66)	40.97	10.96	[8]	1,042		.30	[9]	.30	[9]	2.29	[9]
Class 529-A:
10/31/2018	40.88	.80	1.63	2.43	(.79)	(1.67)	(2.46)	40.85	6.01		928		.66		.66		1.95
10/31/2017	36.00	.79	5.86	6.65	(.76)	(1.01)	(1.77)	40.88	18.94		871		.66		.66		2.04
10/31/2016	36.10	.73	1.34	2.07	(.72)	(1.45)	(2.17)	36.00	6.25		749		.69		.69		2.06
10/31/2015	37.77	.75	(.41)	.34	(.73)	(1.28)	(2.01)	36.10	.86		709		.68		.68		2.03
10/31/2014	34.21	.68	4.26	4.94	(.67)	(.71)	(1.38)	37.77	14.83		698		.69		.69		1.92

20	American Mutual Fund

		Income from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]		Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimbursements		Ratio of expenses to average net assets after reimbursements[3]		Ratio of net income to average net assets[3]
Class 529-C:
10/31/2018	$40.64	$.49	$1.61	$2.10	$(.44)	$(1.67)	$(2.11)	$40.63	5.22%		$140		1.42%		1.42%		1.20%
10/31/2017	35.80	.49	5.82	6.31	(.46)	(1.01)	(1.47)	40.64	18.04		197		1.43		1.43		1.27
10/31/2016	35.91	.46	1.33	1.79	(.45)	(1.45)	(1.90)	35.80	5.43		176		1.46		1.46		1.30
10/31/2015	37.58	.46	(.40)	.06	(.45)	(1.28)	(1.73)	35.91	.08		176		1.46		1.46		1.26
10/31/2014	34.04	.40	4.25	4.65	(.40)	(.71)	(1.11)	37.58	13.97		179		1.47		1.47		1.14
Class 529-E:
10/31/2018	40.72	.70	1.62	2.32	(.69)	(1.67)	(2.36)	40.68	5.77		41		.89		.89		1.71
10/31/2017	35.87	.69	5.83	6.52	(.66)	(1.01)	(1.67)	40.72	18.65		42		.90		.90		1.80
10/31/2016	35.97	.64	1.35	1.99	(.64)	(1.45)	(2.09)	35.87	6.02		36		.93		.93		1.83
10/31/2015	37.64	.66	(.41)	.25	(.64)	(1.28)	(1.92)	35.97	.61		36		.93		.93		1.79
10/31/2014	34.09	.59	4.26	4.85	(.59)	(.71)	(1.30)	37.64	14.58		36		.94		.94		1.67
Class 529-T:
10/31/2018	40.98	.91	1.62	2.53	(.89)	(1.67)	(2.56)	40.95	6.25	[4]	—	[5]	.42	[4]	.42	[4]	2.19	[4]
10/31/2017[6,7]	38.30	.47	2.62	3.09	(.41)	—	(.41)	40.98	8.11	[4,8]	—	[5]	.43	[4,9]	.43	[4,9]	2.10	[4,9]
Class 529-F-1:
10/31/2018	40.94	.90	1.64	2.54	(.89)	(1.67)	(2.56)	40.92	6.27		78		.43		.43		2.17
10/31/2017	36.05	.87	5.87	6.74	(.84)	(1.01)	(1.85)	40.94	19.20		70		.44		.44		2.26
10/31/2016	36.15	.81	1.34	2.15	(.80)	(1.45)	(2.25)	36.05	6.48		60		.46		.46		2.29
10/31/2015	37.82	.83	(.40)	.43	(.82)	(1.28)	(2.10)	36.15	1.09		54		.46		.46		2.26
10/31/2014	34.25	.76	4.27	5.03	(.75)	(.71)	(1.46)	37.82	15.10		54		.47		.47		2.14
Class R-1:
10/31/2018	40.54	.49	1.61	2.10	(.47)	(1.67)	(2.14)	40.50	5.23		58		1.42		1.42		1.20
10/31/2017	35.71	.49	5.81	6.30	(.46)	(1.01)	(1.47)	40.54	18.06		69		1.41		1.41		1.29
10/31/2016	35.83	.47	1.33	1.80	(.47)	(1.45)	(1.92)	35.71	5.46		68		1.43		1.43		1.33
10/31/2015	37.51	.48	(.41)	.07	(.47)	(1.28)	(1.75)	35.83	.11		72		1.41		1.41		1.31
10/31/2014	33.98	.42	4.24	4.66	(.42)	(.71)	(1.13)	37.51	14.02		72		1.42		1.42		1.19
Class R-2:
10/31/2018	40.50	.50	1.61	2.11	(.49)	(1.67)	(2.16)	40.45	5.26		237		1.39		1.39		1.22
10/31/2017	35.68	.50	5.81	6.31	(.48)	(1.01)	(1.49)	40.50	18.09		251		1.39		1.39		1.32
10/31/2016	35.81	.47	1.32	1.79	(.47)	(1.45)	(1.92)	35.68	5.45		244		1.41		1.41		1.34
10/31/2015	37.48	.49	(.40)	.09	(.48)	(1.28)	(1.76)	35.81	.17		243		1.37		1.37		1.35
10/31/2014	33.95	.42	4.24	4.66	(.42)	(.71)	(1.13)	37.48	14.05		253		1.41		1.41		1.20
Class R-2E:
10/31/2018	40.83	.62	1.62	2.24	(.61)	(1.67)	(2.28)	40.79	5.53		15		1.11		1.11		1.50
10/31/2017	35.97	.61	5.86	6.47	(.60)	(1.01)	(1.61)	40.83	18.42		12		1.10		1.10		1.58
10/31/2016	36.13	.56	1.38	1.94	(.65)	(1.45)	(2.10)	35.97	5.86		7		1.09		1.09		1.59
10/31/2015	37.83	.61	(.35)	.26	(.68)	(1.28)	(1.96)	36.13	.63	[4]	—	[5]	.99	[4]	.99	[4]	1.68	[4]
10/31/2014[6,11]	37.19	.12	.73	.85	(.21)	—	(.21)	37.83	2.28	[4,8]	—	[5]	.08	[4,8]	.08	[4,8]	.32	[4,8]

See end of table for footnotes.

American Mutual Fund	21

Financial highlights (continued)

		Income from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]		Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimbursements		Ratio of expenses to average net assets after reimbursements[3]		Ratio of net income to average net assets[3]
Class R-3:
10/31/2018	$40.66	$.68	$1.62	$2.30	$(.67)	$(1.67)	$(2.34)	$40.62	5.71%		$535		.95%		.95%		1.66%
10/31/2017	35.81	.67	5.84	6.51	(.65)	(1.01)	(1.66)	40.66	18.62		647		.95		.95		1.76
10/31/2016	35.93	.63	1.33	1.96	(.63)	(1.45)	(2.08)	35.81	5.93		601		.97		.97		1.78
10/31/2015	37.60	.65	(.41)	.24	(.63)	(1.28)	(1.91)	35.93	.59		611		.95		.95		1.78
10/31/2014	34.05	.58	4.26	4.84	(.58)	(.71)	(1.29)	37.60	14.58		716		.96		.96		1.66
Class R-4:
10/31/2018	40.84	.81	1.62	2.43	(.79)	(1.67)	(2.46)	40.81	6.03		616		.65		.65		1.96
10/31/2017	35.96	.80	5.85	6.65	(.76)	(1.01)	(1.77)	40.84	18.98		674		.64		.64		2.07
10/31/2016	36.07	.74	1.34	2.08	(.74)	(1.45)	(2.19)	35.96	6.26		653		.67		.67		2.10
10/31/2015	37.74	.76	(.40)	.36	(.75)	(1.28)	(2.03)	36.07	.90		757		.64		.64		2.07
10/31/2014	34.18	.69	4.27	4.96	(.69)	(.71)	(1.40)	37.74	14.89		824		.66		.66		1.96
Class R-5E:
10/31/2018	40.96	.89	1.64	2.53	(.90)	(1.67)	(2.57)	40.92	6.26		5		.44		.44		2.15
10/31/2017	36.07	.86	5.87	6.73	(.83)	(1.01)	(1.84)	40.96	19.15		—	[5]	.55		.48		2.22
10/31/2016[6,12]	36.41	.72	1.19	1.91	(.80)	(1.45)	(2.25)	36.07	5.76	[8]	—	[5]	.52	[9]	.52	[9]	2.18	[9]
Class R-5:
10/31/2018	40.98	.94	1.63	2.57	(.92)	(1.67)	(2.59)	40.96	6.36		324		.35		.35		2.26
10/31/2017	36.08	.91	5.88	6.79	(.88)	(1.01)	(1.89)	40.98	19.33		354		.35		.35		2.35
10/31/2016	36.18	.85	1.35	2.20	(.85)	(1.45)	(2.30)	36.08	6.59		284		.36		.36		2.39
10/31/2015	37.85	.88	(.41)	.47	(.86)	(1.28)	(2.14)	36.18	1.20		250		.34		.34		2.38
10/31/2014	34.27	.80	4.28	5.08	(.79)	(.71)	(1.50)	37.85	15.24		346		.36		.36		2.26
Class R-6:
10/31/2018	40.99	.96	1.63	2.59	(.94)	(1.67)	(2.61)	40.97	6.41		12,190		.30		.30		2.31
10/31/2017	36.09	.93	5.87	6.80	(.89)	(1.01)	(1.90)	40.99	19.38		10,309		.30		.30		2.39
10/31/2016	36.19	.86	1.35	2.21	(.86)	(1.45)	(2.31)	36.09	6.65		7,343		.30		.30		2.43
10/31/2015	37.86	.89	(.40)	.49	(.88)	(1.28)	(2.16)	36.19	1.25		5,609		.30		.30		2.41
10/31/2014	34.28	.82	4.28	5.10	(.81)	(.71)	(1.52)	37.86	15.31		4,932		.30		.30		2.31

	Year ended October 31
	2018	2017	2016	2015	2014
Portfolio turnover rate for all share classes	16%	20%	18%	27%	16%

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	This column reflects the impact, if any, of certain reimbursements from CRMC. During one of the periods shown, CRMC paid a portion of the fund’s transfer agent fees for certain retirement plan share classes.
[4]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[5]	Amount less than $1 million.
[6]	Based on operations for a period that is less than a full year.
[7]	Class T and 529-T shares began investment operations on April 7, 2017.
[8]	Not annualized.
[9]	Annualized.
[10]	Class F-3 shares began investment operations on January 27, 2017.
[11]	Class R-2E shares began investment operations on August 29, 2014.
[12]	Class R-5E shares began investment operations on November 20, 2015.

See notes to financial statements

22	American Mutual Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of American Mutual Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of American Mutual Fund (the “Fund”), including the summary investment portfolio, as of October 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Costa Mesa, California

December 6, 2018

We have served as the auditor of one or more American Funds investment companies since 1956.

American Mutual Fund	23

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (May 1, 2018, through October 31, 2018).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2, F-3 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

24	American Mutual Fund

	Beginning account value	Ending account value	Expenses paid	Annualized
	5/1/2018	10/31/2018	during period*	expense ratio
Class A – actual return	$1,000.00	$1,033.58	$2.92	.57%
Class A – assumed 5% return	1,000.00	1,022.33	2.91	.57
Class C – actual return	1,000.00	1,029.52	6.96	1.36
Class C – assumed 5% return	1,000.00	1,018.35	6.92	1.36
Class T – actual return	1,000.00	1,034.94	1.85	.36
Class T – assumed 5% return	1,000.00	1,023.39	1.84	.36
Class F-1 – actual return	1,000.00	1,033.27	3.38	.66
Class F-1 – assumed 5% return	1,000.00	1,021.88	3.36	.66
Class F-2 – actual return	1,000.00	1,034.55	2.05	.40
Class F-2 – assumed 5% return	1,000.00	1,023.19	2.04	.40
Class F-3 – actual return	1,000.00	1,035.00	1.54	.30
Class F-3 – assumed 5% return	1,000.00	1,023.69	1.53	.30
Class 529-A – actual return	1,000.00	1,033.22	3.38	.66
Class 529-A – assumed 5% return	1,000.00	1,021.88	3.36	.66
Class 529-C – actual return	1,000.00	1,029.24	7.21	1.41
Class 529-C – assumed 5% return	1,000.00	1,018.10	7.17	1.41
Class 529-E – actual return	1,000.00	1,032.17	4.56	.89
Class 529-E – assumed 5% return	1,000.00	1,020.72	4.53	.89
Class 529-T – actual return	1,000.00	1,034.32	2.15	.42
Class 529-T – assumed 5% return	1,000.00	1,023.09	2.14	.42
Class 529-F-1 – actual return	1,000.00	1,034.58	2.15	.42
Class 529-F-1 – assumed 5% return	1,000.00	1,023.09	2.14	.42
Class R-1 – actual return	1,000.00	1,029.31	7.26	1.42
Class R-1 – assumed 5% return	1,000.00	1,018.05	7.22	1.42
Class R-2 – actual return	1,000.00	1,029.61	7.06	1.38
Class R-2 – assumed 5% return	1,000.00	1,018.25	7.02	1.38
Class R-2E – actual return	1,000.00	1,030.84	5.63	1.10
Class R-2E – assumed 5% return	1,000.00	1,019.66	5.60	1.10
Class R-3 – actual return	1,000.00	1,031.71	4.81	.94
Class R-3 – assumed 5% return	1,000.00	1,020.47	4.79	.94
Class R-4 – actual return	1,000.00	1,033.35	3.28	.64
Class R-4 – assumed 5% return	1,000.00	1,021.98	3.26	.64
Class R-5E – actual return	1,000.00	1,034.38	2.26	.44
Class R-5E – assumed 5% return	1,000.00	1,022.99	2.24	.44
Class R-5 – actual return	1,000.00	1,035.02	1.74	.34
Class R-5 – assumed 5% return	1,000.00	1,023.49	1.73	.34
Class R-6 – actual return	1,000.00	1,035.23	1.49	.29
Class R-6 – assumed 5% return	1,000.00	1,023.74	1.48	.29

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended October 31, 2018:

Long-term capital gains	$2,047,248,000
Qualified dividend income	100%
Corporate dividends received deduction	100%
U.S. government income that may be exempt from state taxation	$45,372,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2019, to determine the calendar year amounts to be included on their 2018 tax returns. Shareholders should consult their tax advisors.

American Mutual Fund	25

Board of trustees and other officers

Independent trustees1

Name and year of birth	Year first elected a trustee of the fund [2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
Louise H. Bryson, 1944	2010	Chair Emerita of the Board of Trustees, J. Paul Getty Trust; former President, Distribution, Lifetime Entertainment Network (retired 2008); former Executive Vice President and General Manager, Lifetime Movie Network (retired 2008)	7	None
Mary Anne Dolan, 1947	1993	Founder and President, MAD Ink (communications company) former Editor-in-Chief, The Los Angeles Herald Examiner (retired 1989)	10	None
James G. Ellis, 1947	2010	Dean and Professor of Marketing, Marshall School of Business, University of Southern California	81	Mercury General Corporation
Leonard R. Fuller, 1946	2010	Private investor; former President and CEO, Fuller Consulting (financial management consulting)	81	None
Pablo R. González Guajardo, 1967	2015	CEO, Kimberly-Clark de México, S.A.B. de C.V.	7	América Móvil, S.A.B. de C.V.; Grupo Lala, S.A.B. de C.V.; Grupo Sanborns, S.A.B. de C.V.; Kimberly-Clark de México, S.A.B. de C.V.
William D. Jones, 1955 Chairman of the Board (Independent and Non-Executive)	2006	Real estate developer/owner, President and CEO, CityLink Investment Corporation (acquires, develops and manages real estate ventures in urban communities) and City Scene Management Company (provides commercial asset management services)	8	Sempra Energy
John C. Mazziotta, MD, PhD, 1949	2011	Physician; Professor of Neurology, University of California, Los Angeles; Vice Chancellor, UCLA Health Sciences; CEO, UCLA Health System; former Dean, David Geffen School of Medicine at UCLA; former Chair, Department of Neurology, UCLA; former Associate Director, Semel Institute, UCLA; former Director, Brain Mapping Center, UCLA	4	None
William R. McLaughlin, 1956	2015	President and CEO, The Orvis Company	4	None

William H. Kling, a trustee of the fund since 2006, and Bailey Morris-Eck, a trustee of the fund since 1999, have retired from the board. Leonard R. Fuller, a trustee of the fund since 2010, will retire from the board on December 31, 2018. The trustees thank Mr. Fuller, Mr. Kling and Ms. Morris-Eck for their dedication and service to the fund and its shareholders.

Interested trustees4,5

Name, year of birth and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
Joyce E. Gordon, 1956 Co-President	1996–2001 2005	Partner — Capital Research Global Investors, Capital Research and Management Company; Director, Capital Research and Management Company	2	None
William L. Robbins, 1968 Co-President	2004	Partner — Capital International Investors, Capital Research and Management Company	1	None

26	American Mutual Fund

Other officers5

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
Herbert Y. Poon, 1973 Executive Vice President	2012	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company
James B. Lovelace, 1956 Senior Vice President	2006	Partner — Capital Research Global Investors, Capital Research and Management Company; Director, Capital Research and Management Company
James Terrile, 1965 Senior Vice President	2007	Partner — Capital Research Global Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.;[6] Director, Capital Strategy Research, Inc.[6]
Dylan Yolles, 1969 Senior Vice President	2015	Partner — Capital International Investors, Capital Research and Management Company
Cheryl Frank, 1975 Vice President	2018	Partner — Capital International Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[6]
Joseph D. Matt, 1976 Vice President	2015	Partner — Capital Research Global Investors, Capital Research and Management Company
Laurie D. Neat, 1971 Secretary	2016	Vice President — Fund Business Management Group, Capital Research and Management Company;
Vice President, Capital Guardian Trust Company;[6]
Vice President and Trust Officer, Capital Bank and Trust Company;[6]
		Vice President, Capital International, Inc.[6]
Brian D. Bullard, 1969 Treasurer	2015	Senior Vice President — Investment Operations, Capital Research and Management Company
Dori Laskin, 1951 Assistant Treasurer	2011	Vice President — Investment Operations, Capital Research and Management Company
Hong T. Le, 1978 Assistant Treasurer	2016	Assistant Vice President — Investment Operations, Capital Research and Management Company; Assistant Vice President, Capital Bank and Trust Company[6]

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the American Funds website at americanfunds.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[4]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[5]	All of the trustees and/or officers listed, with the exception of Cheryl Frank and Joseph D. Matt, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[6]	Company affiliated with Capital Research and Management Company.

American Mutual Fund	27

Board of trustees and other officers (continued)

Results of special meeting of shareholders

held November 28, 2018

Shares outstanding on August 31, 2018 (record date)

1,220,162,608

Total shares voting on November 28, 2018

1,038,037,352 (85.1% of shares outstanding)

The Proposal: To elect board members:

	Votes for	Percent of shares voting for	Votes withheld	Percent of shares voting withheld
Louise H. Bryson	1,015,969,830	97.9%	22,067,522	2.1%
Mary Anne Dolan	1,015,885,539	97.9	22,151,813	2.1
James G. Ellis	1,014,101,443	97.7	23,935,909	2.3
Pablo R. González Guajardo	941,270,995	90.7	96,766,357	9.3
William D. Jones	1,015,418,653	97.8	22,618,699	2.2
John C. Mazziotta	1,014,996,705	97.8	23,040,648	2.2
William R. McLaughlin	1,016,355,560	97.9	21,681,793	2.1
William L. Robbins	1,016,005,727	97.9	22,031,625	2.1
Kenneth M. Simril	1,016,053,786	97.9	21,983,566	2.1
James R. Terrile	1,015,952,560	97.9	22,084,792	2.1
Kathy J. Williams	1,016,556,537	97.9	21,480,815	2.1

28	American Mutual Fund

Offices of the fund and of the investment adviser

Capital Research and Management Company

333 South Hope Street

Los Angeles, CA 90071-1406

6455 Irvine Center Drive Irvine, CA 92618-4518

Transfer agent for shareholder accounts

American Funds Service Company

(Write to the address near you.)

P.O. Box 6007

Indianapolis, IN 46206-6007

P.O. Box 2280

Norfolk, VA 23501-2280

Custodian of assets

JPMorgan Chase Bank

270 Park Avenue

New York, NY 10017-2070

Counsel

O’Melveny & Myers LLP

400 South Hope Street

Los Angeles, CA 90071-2899

Independent registered public accounting firm

Deloitte & Touche LLP

695 Town Center Drive

Suite 1200

Costa Mesa, CA 92626-7188

Principal underwriter

American Funds Distributors, Inc.

333 South Hope Street

Los Angeles, CA 90071-1406

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com. Fund shares offered through American Funds Distributors, Inc.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete October 31, 2018, portfolio of American Mutual Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

American Mutual Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of American Mutual Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2018, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

The Standard & Poor’s 500 Composite Index (“Index”) is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by Capital Group. Copyright © 2018 S&P Dow Jones Indices LLC, a division of S&P Global, and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC.

The Capital Advantage®

Since 1931, American Funds by Capital Group has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in a superior long-term track record.

Aligned with investor success

We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 27 years of investment experience, including 22 years at our company, reflecting a career commitment to our long-term approach.1

The Capital System

The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

American Funds’ superior long-term track record

Equity funds have beaten their Lipper peer indexes in 92% of 10-year periods and 99% of 20-year periods. Fixed income funds have beaten their Lipper indexes in 77% of 10-year periods and 80% of 20-year periods.2 Fund management fees have been among the lowest in the industry.3

[1]	Portfolio manager experience as of December 31, 2017.
[2]	Based on Class F-2 share results for rolling periods through December 31, 2017. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except Capital Income Builder and SMALLCAP World Fund, for which the Lipper average was used). Expenses differ for each share class, so results will vary. Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on Class A share results without a sales charge, adjusted for typical estimated expenses. Results for certain funds with an inception date after August 1, 2008, also include hypothetical returns because those funds’ Class F-2 shares sold after the funds’ date of first offering. Please see americanfunds.com for more information on specific expense adjustments and the actual dates of first sale.
[3]	On average, our management fees were in the lowest quintile 71% of the time, based on the 20-year period ended December 31, 2017, versus comparable Lipper categories, excluding funds of funds.

All Capital Group trademarks referenced are registered trademarks owned by The Capital Group Companies, Inc. or an affiliated company. All other company and product names mentioned are the trademarks or registered trademarks of their respective companies.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made by calling 800/421-4225 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that James G. Ellis, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:

2017	$96,000
2018	$8,000

b) Audit-Related Fees:
2017	$12,000
2018	$6,000

c) Tax Fees:
2017	$8,000
2018	$8,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
2017	None
2018	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2017	$1,194,000
2018	$1,325,000
The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2017	None
2018	None
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2017	None
2018	$80,000
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $1,401,000 for fiscal year 2017 and $1,420,000 for fiscal year 2018. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

American Mutual Fund®
Investment portfolio
October 31, 2018
Common stocks 87.26% Energy 8.58%	Shares	Value (000)
Baker Hughes, a GE Co., Class A	1,943,000	$51,859
Canadian Natural Resources, Ltd. (CAD denominated)	4,908,000	134,663
Chevron Corp.	3,744,700	418,096
ConocoPhillips	6,519,500	455,713
Enbridge Inc.	12,627,530	392,842
Enbridge Inc. (CAD denominated)	223,900	6,977
Enbridge Inc. (CAD denominated)[1]	1,645,344	51,268
EOG Resources, Inc.	3,398,900	358,040
Exxon Mobil Corp.	7,978,000	635,687
Halliburton Co.	525,900	18,238
Helmerich & Payne, Inc.	1,120,000	69,765
Inter Pipeline Ltd.	5,302,100	85,989
Occidental Petroleum Corp.	1,629,600	109,297
Royal Dutch Shell PLC, Class A (ADR)	4,458,523	281,734
Royal Dutch Shell PLC, Class B (ADR)	3,664,100	240,768
Schlumberger Ltd.	6,287,200	322,596
Suncor Energy Inc.	11,405,910	382,609
TransCanada Corp.	8,078,200	304,608
		4,320,749
Materials 2.52%
Barrick Gold Corp.	1,200,000	15,060
DowDuPont Inc.	2,715,717	146,432
Linde PLC	3,688,524	610,340
Mosaic Co.	2,400,500	74,272
Nucor Corp.	1,099,600	65,008
Nutrien Ltd.	5,884,320	311,457
PPG Industries, Inc.	424,000	44,558
		1,267,127
Industrials 9.68%
BAE Systems PLC (ADR)	1,306,300	35,205
Boeing Co.	1,563,000	554,646
C.H. Robinson Worldwide, Inc.	1,775,315	158,056
CSX Corp.	7,240,193	498,560
Cummins Inc.	802,000	109,625
Deere & Co.	2,182,100	295,544
Emerson Electric Co.	681,850	46,284
General Dynamics Corp.	2,309,675	398,604
General Electric Co.	11,711,800	118,289
Illinois Tool Works Inc.	2,050,000	261,519
Lockheed Martin Corp.	2,081,560	611,666
Masco Corp.	1,300,000	39,000
Norfolk Southern Corp.	2,058,100	345,411
Northrop Grumman Corp.	1,081,700	283,351
RELX PLC (ADR)	1,044,900	20,543
Republic Services, Inc.	801,600	58,260
American Mutual Fund — Page 1 of 6

Common stocks Industrials (continued)	Shares	Value (000)
Union Pacific Corp.	2,248,471	$328,771
United Technologies Corp.	3,222,574	400,276
Waste Connections, Inc.	2,521,500	192,744
Waste Management, Inc.	1,334,300	119,380
		4,875,734
Consumer discretionary 5.56%
Carnival Corp., units	1,538,200	86,201
Hasbro, Inc.	3,058,388	280,485
Home Depot, Inc.	3,671,250	645,699
Lowe’s Companies, Inc.	1,800,000	171,396
Marriott International, Inc., Class A	683,500	79,894
McDonald’s Corp.	3,404,000	602,168
Newell Brands Inc.	2,963,519	47,061
NIKE, Inc., Class B	2,754,200	206,675
Ross Stores, Inc.	1,052,700	104,217
Starbucks Corp.	3,760,000	219,095
Target Corp.	2,500,000	209,075
Williams-Sonoma, Inc.	2,500,000	148,450
		2,800,416
Consumer staples 9.75%
Church & Dwight Co., Inc.	961,100	57,061
Coca-Cola Co.	19,036,100	911,448
Colgate-Palmolive Co.	994,200	59,205
Costco Wholesale Corp.	3,350,700	766,071
Hormel Foods Corp.	7,526,400	328,452
Kellogg Co.	6,337,423	414,974
Kimberly-Clark Corp.	3,000,000	312,900
Kraft Heinz Co.	2,292,000	125,991
Kroger Co.	6,900,000	205,344
Mondelez International, Inc.	7,518,400	315,622
Nestlé SA	1,600,000	135,225
Nestlé SA (ADR)	1,238,500	104,381
PepsiCo, Inc.	1,235,769	138,876
Procter & Gamble Co.	7,781,978	690,106
Unilever PLC (ADR)	981,000	51,973
Walgreens Boots Alliance, Inc.	3,704,900	295,540
		4,913,169
Health care 15.85%
Abbott Laboratories	11,917,000	821,558
AbbVie Inc.	16,288,800	1,268,083
Amgen Inc.	5,714,378	1,101,675
AstraZeneca PLC (ADR)	4,527,099	175,561
Cardinal Health, Inc.	795,500	40,252
CVS Health Corp.	2,200,000	159,258
Danaher Corp.	1,500,000	149,100
Eli Lilly and Co.	3,869,700	419,630
Gilead Sciences, Inc.	9,744,800	664,400
Johnson & Johnson	2,264,611	317,023
Medtronic PLC	2,451,500	220,194
Merck & Co., Inc.	7,673,385	564,838
Novartis AG (ADR)	3,014,000	263,604
Pfizer Inc.	10,978,400	472,730
American Mutual Fund — Page 2 of 6

Common stocks Health care (continued)	Shares	Value (000)
Roche Holding AG (ADR)	2,715,200	$82,434
Stryker Corp.	1,446,000	234,570
Thermo Fisher Scientific Inc.	1,434,000	335,054
UnitedHealth Group Inc.	2,648,500	692,186
		7,982,150
Financials 11.74%
Aon PLC, Class A	2,036,700	318,092
Bank of Montreal	528,736	39,533
Bank of New York Mellon Corp.	8,372,500	396,270
BB&T Corp.	1,615,000	79,393
Berkshire Hathaway Inc., Class B2	835,000	171,409
Chubb Ltd.	1,915,400	239,253
CME Group Inc., Class A	2,911,700	533,540
Huntington Bancshares Inc.	14,374,000	205,979
Intercontinental Exchange, Inc.	3,108,965	239,515
Invesco Ltd.	4,157,800	90,266
JPMorgan Chase & Co.	6,270,697	683,631
Marsh & McLennan Companies, Inc.	4,546,094	385,281
Nasdaq, Inc.	1,614,400	139,985
PNC Financial Services Group, Inc.	1,069,600	137,433
Principal Financial Group, Inc.	3,900,000	183,573
Progressive Corp.	2,000,000	139,400
Royal Bank of Canada	2,883,000	210,063
State Street Corp.	4,056,300	278,871
Toronto-Dominion Bank	4,958,400	274,993
Toronto-Dominion Bank (CAD denominated)	2,500,000	138,687
U.S. Bancorp	4,000,000	209,080
Wells Fargo & Co.	13,684,200	728,410
Willis Towers Watson PLC	628,000	89,905
		5,912,562
Information technology 10.95%
Accenture PLC, Class A	3,292,700	518,995
Amphenol Corp., Class A	270,000	24,165
Analog Devices, Inc.	2,920,800	244,500
Apple Inc.	2,447,600	535,682
Applied Materials, Inc.	200,000	6,576
Cisco Systems, Inc.	6,576,000	300,852
HP Inc.	1,180,500	28,497
Intel Corp.	17,452,200	818,159
Maxim Integrated Products, Inc.	1,500,000	75,030
Microsoft Corp.	13,539,707	1,446,176
NetApp, Inc.	1,485,800	116,621
QUALCOMM Inc.	6,360,107	399,987
Samsung Electronics Co., Ltd. (GDR)	17,000	15,861
Samsung Electronics Co., Ltd., preferred (GDR)	21,017	16,435
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	6,000,000	228,600
Texas Instruments Inc.	6,493,695	602,810
Visa Inc., Class A	984,100	135,658
		5,514,604
American Mutual Fund — Page 3 of 6

Common stocks Communication services 5.46%	Shares	Value (000)
Activision Blizzard, Inc.	1,467,600	$101,338
AT&T Inc.	2,325,002	71,331
BCE Inc.	1,000,000	38,880
Comcast Corp., Class A	10,824,600	412,850
TELUS Corp.	4,040,000	138,344
Verizon Communications Inc.	33,626,014	1,919,709
Viacom Inc., Class B	2,190,600	70,056
		2,752,508
Utilities 4.61%
American Electric Power Co., Inc.	10,059,000	737,928
CMS Energy Corp.	2,693,800	133,397
Dominion Energy, Inc.	3,695,000	263,897
Duke Energy Corp.	1,147,857	94,847
Edison International	931,200	64,616
Exelon Corp.	5,435,320	238,121
NiSource Inc.	2,636,479	66,861
PPL Corp.	2,044,300	62,147
Sempra Energy	4,485,753	493,971
Xcel Energy Inc.	3,365,000	164,919
		2,320,704
Real estate 1.92%
Crown Castle International Corp. REIT	2,160,000	234,878
Digital Realty Trust, Inc. REIT	1,446,800	149,397
Public Storage REIT	120,000	24,656
Simon Property Group, Inc. REIT	2,021,000	370,894
Ventas, Inc. REIT	3,208,900	186,245
		966,070
Miscellaneous 0.64%
Other common stocks in initial period of acquisition		323,474
Total common stocks (cost: $30,576,995,000)		43,949,267
Preferred securities 0.02% Financials 0.02%
U.S. Bancorp, Series F, 6.50% noncumulative depositary shares	387,000	10,453
Total preferred securities (cost: $10,004,000)		10,453
Convertible stocks 0.30% Utilities 0.30%
Dominion Energy, Inc., Series A units, 6.75% convertible preferred 2019	1,450,000	69,528
NextEra Energy, Inc., units, 6.123% convertible preferred 2019	1,400,000	81,200
Total convertible stocks (cost: $141,212,000)		150,728
Bonds, notes & other debt instruments 1.30% U.S. Treasury bonds & notes 1.07% U.S. Treasury 1.07%	Principal amount (000)
U.S. Treasury 1.375% 2021	$563,210	541,847
American Mutual Fund — Page 4 of 6

Bonds, notes & other debt instruments Corporate bonds & notes 0.23% Financials 0.23%	Principal amount (000)	Value (000)
JPMorgan Chase & Co., Series I, junior subordinated 5.99% (undated) (3-month USD-LIBOR + 3.47% on 1/30/2019)[3]	$27,015	$27,150
Wells Fargo & Co., Series K, junior subordinated 6.104% (undated) (3-month USD-LIBOR + 3.77% on 3/15/2019)[3]	87,493	88,259
		115,409
Total bonds, notes & other debt instruments (cost: $672,713,000)		657,256
Short-term securities 11.10%
Apple Inc. 2.20%–2.21% due 11/15/2018–12/7/2018[1]	83,000	82,867
CAFCO, LLC 2.52% due 1/24/2019[1]	40,000	39,759
Chariot Funding, LLC 2.25% due 11/1/2018[1]	60,000	59,996
CHARTA, LLC 2.25% due 11/7/2018–11/15/2018[1]	100,000	99,930
Chevron Corp. 2.20%–2.24% due 11/6/2018–12/3/2018[1]	84,800	84,727
Coca-Cola Co. 2.13%–2.30% due 11/20/2018–12/20/2018[1]	80,000	79,798
CRC Funding, LLC 2.15% due 11/13/2018[1]	40,000	39,967
Emerson Electric Co. 2.22% due 11/27/2018[1]	25,000	24,957
Estée Lauder Companies Inc. 2.22% due 11/16/2018[1]	20,000	19,980
Federal Home Loan Bank 1.99%–2.34% due 11/2/2018–3/15/2019	2,730,800	2,724,489
Freddie Mac 1.98%–2.27% due 11/2/2018–1/22/2019	250,000	249,650
General Dynamics Corp. 2.25% due 11/27/2018[1]	35,000	34,940
Honeywell International Inc. 2.20% due 11/7/2018[1]	30,000	29,987
Merck & Co. Inc. 2.33%–2.39% due 1/15/2019–2/5/2019[1]	138,700	137,921
Pfizer Inc. 2.30% due 1/23/2019[1]	100,000	99,450
Procter & Gamble Co. 2.33% due 1/22/2019[1]	38,200	37,993
Simon Property Group, LP 2.20% due 11/13/2018[1]	35,500	35,471
U.S. Treasury Bills 1.98%–2.40% due 11/1/2018–4/18/2019	1,716,200	1,710,045
Total short-term securities (cost: $5,592,206,000)		5,591,927
Total investment securities 99.98% (cost: $36,993,130,000)		50,359,631
Other assets less liabilities 0.02%		7,809
Net assets 100.00%		$50,367,440
As permitted by U.S. Securities and Exchange Commission regulations, "Miscellaneous" securities include holdings in their first year of acquisition that have not previously been publicly disclosed.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
[1]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $959,011,000, which represented 1.90% of the net assets of the fund.
[2]	Security did not produce income during the last 12 months.
[3]	Step bond; coupon rate may change at a later date.

Key to abbreviations and symbol
ADR = American Depositary Receipts
CAD = Canadian dollars
GDR = Global Depositary Receipts
LIBOR = London Interbank Offered Rate
USD/$ = U.S. dollars
American Mutual Fund — Page 5 of 6

Additional financial disclosures are included in the fund’s current shareholder report and should be read in conjunction with this report.
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com. Fund shares offered through American Funds Distributors, Inc.
All Capital Group trademarks referenced are registered trademarks owned by The Capital Group Companies, Inc. or an affiliated company. All other company and product names mentioned are the trademarks or registered trademarks of their respective companies.
©2018 Capital Group. All rights reserved.
MFGEFPX-003-1218O-S66107	American Mutual Fund — Page 6 of 6

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON INVESTMENT PORTFOLIO

To the Shareholders and Board of Trustees of American Mutual Fund:

Opinion on the Investment Portfolio

We have audited the accompanying investment portfolio of American Mutual Fund (the “Fund”), as of October 31, 2018, and the related notes (“investment portfolio”) (included in Item 6 of this Form N-CSR). In our opinion, the investment portfolio presents fairly, in all material respects, the investments in securities of the Fund as of October 31, 2018, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

The investment portfolio is the responsibility of the Fund’s management. Our responsibility is to express an opinion on the investment portfolio based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the investment portfolio is free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the investment portfolio, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the investment portfolio. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the investment portfolio. We believe that our audit provides a reasonable basis for our opinion.

Costa Mesa, California

December 6, 2018

We have served as the auditor of one or more American Funds investment companies since 1956.

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)	Effective May 28, 2018, the American Mutual Fund’s investment adviser implemented a new fixed income order management, trading, and compliance system. In connection with introducing this new system, additional automated and manual controls were implemented and some existing controls were modified. None of these changes were in response to any identified deficiency or weakness in the American Mutual Fund’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN MUTUAL FUND

By /s/ Herbert Y. Poon
Herbert Y. Poon, Executive Vice President and Principal Executive Officer

Date: December 31, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Herbert Y. Poon
Herbert Y. Poon, Executive Vice President and Principal Executive Officer

Date: December 31, 2018

By /s/ Brian D. Bullard
Brian D. Bullard, Treasurer and Principal Financial Officer

Date: December 31, 2018